This instrument was prepared by and after recording return to:

Thomas F. Berner, Esq.
Katten Muchin & Zavis
1133 Avenue of the Americas
Suite 2820
New York, NY 10036_6772




THE PRINCIPAL AMOUNT SECURED BY THIS MORTGAGE IS $32,000,000.
--------------------------------------------------------------------------------
                                       SPACE ABOVE THIS LINE FOR RECORDER'S USE.


                                                                  Loan No.99-086


              MORTGAGE CONSOLIDATION, ASSIGNMENT OF RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

       THIS MORTGAGE CONSOLIDATION, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Mortgage") is made as of the ____ day of August, 1999, by 475 Fifth Avenue Limited Partnership, a limited partnership organized and existing under the laws of the State of Delaware, whose address is 475 Fifth Avenue, 21st Floor, New York, New York 10017 ("Borrower"), to and for the benefit of HELLER FINANCIAL, INC., a corporation organized and existing under the laws of Delaware, whose address is 500 West Monroe Street, 30th Floor, Chicago, Illinois 60661, Attention: Heller Express Servicing Department, Re: Loan No. 99_086 (HELLER FINANCIAL, INC. and its successors and assigns are hereinafter referred to as "Lender").

                                    RECITALS

       A. Borrower has executed and delivered to Lender a Consolidated and Restated Promissory Note dated of even date herewith in the principal amount of THIRTY-TWO MILLION and No/100 Dollars ($32,000,000.00) (which note, together with all notes issued in substitution or replacement therefor and/or as any of the foregoing may be amended, modified or supplemented from time to time, is hereinafter referred to as the "Note"), providing for the payment of monthly installments of principal and interest, with the balance thereof, if not sooner due or paid as set forth in the Note, due and payable on September 1, 2009 (said date, or any earlier date on which the entire unpaid principal amount shall be paid or required to be paid in full, whether by prepayment, acceleration or otherwise, is herein called the "Maturity Date")

       B. Lender wishes to secure (i) the prompt payment of the Note, together with all interest thereon in accordance with the terms of the Note, as well as the prompt payment of any additional indebtedness accruing to Lender on account of any future payments, advances or expenditures made by Lender pursuant to the Note or this Mortgage or any other agreement, document, or instrument securing the payment of the indebtedness evidenced by the Note (the Note, this Mortgage, and any other documents evidencing or securing the indebtedness evidenced by the Note or executed in connection therewith, and any modifications, renewals, and/or extensions thereof, are hereinafter collectively referred to as the "Loan Documents"), and (ii) the prompt performance of each and every covenant, condition, and agreement now or hereafter arising contained in the Loan Documents of Borrower or any "Principal" (as defined in the Hazardous Substance Indemnification Agreement delivered in connection with this Mortgage ), as the case may be. All payment obligations of Borrower or any Principal, as the case may be, under the Loan Documents are hereinafter sometimes collectively referred to as the "Indebtedness" and all other obligations of Borrower or any Principal, as the case may be, under the Loan Documents are hereinafter sometimes collectively referred to as the "Obligations".

       C. Borrower is the owner of the fee interest in the real estate described in Exhibit A attached hereto (the "Land").

       D. Lender is the holder of (a) those certain mortgages listed on Exhibit B attached hereto (collectively, the "Existing Mortgages"), encumbering
Borrower's estate in the Property (as hereinafter defined), and (b) the respective bonds, notes, or obligations secured by the Existing Mortgages (collectively, the "Existing Notes").

       E. The terms and provisions of the Existing Notes have been amended and restated in their entirety pursuant to the Note to constitute one joint indebtedness in the original principal amount of the Note.

       F. Borrower and Lender have mutually agreed to consolidate, coordinate, amend and restate the terms of the Existing Mortgages in their entirety, and have mutually agreed to consolidate and coordinate the liens of the Existing Mortgages so that such liens are made equal and coordinate in the policy.

       NOW, THEREFORE, TO SECURE TO LENDER the repayment of the Indebtedness and the performance of the Obligations, Borrower has executed this Mortgage and does hereby covenant and agree as follows:

       To induce Lender to enter into this Mortgage, Borrower represents to Lender that there is now validly due and owing on the Existing Notes and secured by the Existing Mortgages, without defense, offset or counterclaim of any kind, the total sum of $32,000,000.00 (the "Loan Amount").

       The Existing Notes are modified to provide for payment of the Loan Amount, together with interest thereon, in the manner set forth in, and subject to the terms of, the Note , and Borrower hereby agrees to repay the Loan Amount, together with interest thereon, in accordance with the terms of the Note.

       All of the terms and conditions of the Existing Mortgages are hereby modified and superseded by the terms and conditions of this Mortgage, and the Existing Mortgages are hereby combined and consolidated and made equal and coordinate in lien without priority of the one over the other so that together the Existing Mortgages shall hereafter constitute in law but one mortgage, a single first lien on the Property securing the Loan Amount, and, to the extent not already covered thereby, such Existing Mortgages, as so consolidated, are hereby spread to cover, and Borrower does hereby mortgage, convey, assign, warrant, transfer, pledge and grant to Lender a security interest in the following described property and all proceeds thereof to the extent of
Borrower's interest therein (which property is hereinafter sometimes collectively referred to as the "Property"):

              A. The Land;

              B. All improvements of every nature whatsoever now or hereafter situated on the Land and owned by Borrower (the "Improvements"), and all machinery, equipment, mechanical systems and other personal property now or hereafter owned by Borrower and used in connection with the operation of the Improvements;

              C. All easements and appurtenances now or hereafter in any way relating to the Land and/or Improvements or any part thereof;

              D. All agreements affecting the use, enjoyment or occupancy of the Land and/or Improvements now or hereafter entered into (the "Leases"), including any and all guaranties of such Leases, and the immediate and continuing right to collect all rents, income, tax, insurance, and replacement reserve deposits, receipts, royalties, profits, issues, service reimbursements, fees, accounts receivables, revenues and prepayments of any of the same (including termination, cancellation, option and similar payments) from or related to the Land and/or
       Improvements from time to time accruing under the Leases and/or the operation of the Land and/or Improvements (the "Rents"), reserving to Borrower, however, so long as no "Event of Default" (hereinafter defined) has occurred hereunder, a revocable license to receive and apply the Rents in accordance with the terms and conditions of Paragraph 13 of this Mortgage;

              E. All claims, demands, judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from the taking of the Land and/or the Improvements or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking, by casualty or otherwise) to the Land and/or the Improvements or any part thereof;

              F. To the extent assignable, all now or hereafter existing management contracts and all permits, certificates, licenses, agreements, approvals, entitlements and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, operation and use of the Land, Improvements and/or Leases, including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;

              G. All of Borrower's rights in and to all trademarks, tradenames, assumed names, telephone numbers and listing rights and other rights and interests in and to the names and marks used by Borrower in connection with the Land and/or Improvements, including all rights in the name 475 Fifth Avenue, and all books and records and all other general intangibles relating to the operation of the Land and/or Improvements; and

              H. Any monies on deposit with or for the benefit of Lender, including deposits for the payment of real estate taxes, insurance premiums and any other reserves held by Lender or its agent.

       TO HAVE AND TO HOLD the Property and all parts thereof, with Power of Sale, together with the rents, issues, profits and proceeds thereof, unto Lender to its own proper use, benefit, and advantage forever, subject, however, to the terms, covenants, and conditions herein.

       Borrower covenants and agrees with Lender as follows:

1.     Payment of Indebtedness; Performance of Obligations.

       Borrower shall promptly pay when due the Indebtedness and shall promptly perform all Obligations.

2.     Taxes and Other Obligations.

       Subject to Paragraphs 3 and 5 hereafter, as applicable, Borrower shall pay, when due, and before any interest, collection fees or penalties shall accrue, all taxes, assessments, fines, impositions and other charges and obligations, including charges and obligations for any present or future repairs or improvements made on the Property, or for any other goods, services or utilities furnished to the Property, which may become a lien on or charge against the Property prior to this Mortgage, subject, however, to Borrower's right to contest such lien or charge upon the posting of security reasonably satisfactory to Lender so long as such contest stays the enforcement or collection of such lien or charge. Should Borrower fail to make such payments, Lender may, at its option and at Borrower's expense, pay the amounts due for the account of Borrower and all amounts advanced shall be included in the Indebtedness. Upon the request of Lender, Borrower shall immediately furnish to Lender any notices of amounts due and receipts evidencing payment as and when due in each case, which come into Borrower's possession. Borrower shall promptly notify Lender of any lien on all or any part of the Property and shall promptly discharge any unpermitted lien or encumbrance as required by the terms and conditions of this Mortgage..

3.     Reserves for  Taxes/Replacement  Reserve/Tenant  Improvements and Leasing
       Reserve.

              (a) Borrower shall pay to Lender, at the time of and in addition to the monthly installments of principal and/or interest due under the Note, a sum equal to 1/12 of the amount reasonably estimated by Lender to be sufficient to enable Lender to pay at least 30 days before they become due and payable, all taxes, assessments and other similar charges levied against the Property as reasonably determined by Lender (the "Property Tax Reserve"). Provided that Lender shall have a copy of the tax bill, and sufficient funds on deposit from Borrower to pay such tax bill, Lender shall apply the sums in the Property Tax Reserve to pay such tax items. These sums may be commingled with funds otherwise held by Lender on account of real estate tax obligations, and no interest shall be payable thereon nor shall these sums be deemed to be held in trust for the benefit of Borrower. If such amount on deposit with Lender is insufficient to fully pay such tax items, Borrower shall, within 10 days following notice at any time from Lender, deposit such additional sum as may be required for the full payment of such tax items. If the sums held in the Property Tax Reserve shall exceed the amounts due for taxes, Lender shall, in its reasonable discretion, return any excess to Borrower or credit such excess against future payments to be made to the Property Tax Reserve. Borrower hereby grants Lender a security interest in such funds and Borrower shall execute any other documents and take any other actions reasonably necessary to provide Lender with a perfected security interest in such funds. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness or returned to Borrower upon payment in full of the Indebtedness .

              (b) At the time of closing of the loan evidenced by the Loan Documents ("Loan"), Lender shall deposit $200,000.00 of the proceeds of the Loan into a replacement reserve ("Replacement Reserve"). The Replacement Reserve shall bear interest for the benefit of Borrower. Interest will be paid on the funds in the Replacement Reserve at the "non-personal money market rate" in effect as of the first business day of each month at The Northern Trust Company or its successors. Interest on the Replacement Reserve shall be calculated using the actual number of days in a month and a 365 day year and will be paid into the Replacement Reserve and compounded on a monthly basis. The funds contained in the Replacement Reserve shall be utilized by Borrower solely for capital improvements reasonably approved in advance by Lender. Lender shall reimburse Borrower, or pay as directed by Borrower from the Replacement Reserve for the actual cost of such approved capital improvements within 10 business days of Borrower's providing Lender with paid receipts or invoices, lien waivers and other documentation deemed reasonably necessary by Lender, which shall occur no more than once per month. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness or returned to Borrower upon payment in full of the Indebtedness. Borrower hereby grants Lender a security interest in the Replacement Reserve and Borrower shall execute any other documents and take any other actions reasonably necessary to provide Lender with a perfected security interest in the Replacement Reserve. If the balance of the Replacement Reserve falls below $200,000.00, then at the time of and in addition to the monthly installments of principal and/or interest due under the Note,

       Borrower shall pay to Lender monthly deposits of $4,000.00 until the balance of the Replacement Reserve equals $200,000.00.

              (c) At the time of the closing of the Loan, Lender shall deposit $1,967,000 of the proceeds of the Loan into a capital improvements reserve ("Capital Improvements Reserve"). The Capital Improvement Reserve shall bear interest for the benefit of Borrower. Interest will be paid on the funds in the Capital Improvement Reserve at the "non-personal money market rate" in effect as of the first business day of each month at The Northern Trust Company or its successors. Interest on the Capital Improvement Reserve shall be calculated using the actual number of days in a month and a 365 day year and will be paid into the Capital
       Improvements Reserve and compounded on a monthly basis. The funds contained in the Capital Improvements Reserve shall be utilized by Borrower solely for capital improvements determined in the sole discretion of Borrower. Lender shall reimburse Borrower, or pay as directed by Borrower from the Capital Improvements Reserve for the actual cost of such capital improvements within 10 business days of Borrower's providing Lender with paid receipts or invoices, lien waivers and other documentation deemed reasonably necessary by Lender, which shall occur no more than once per month. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness or returned to Borrower upon payment in full of the Indebtedness. Borrower hereby grants Lender a security interest in the Capital Improvements Reserve and Borrower shall execute any other documents and take any other actions reasonably necessary to provide Lender with a perfected security interest in the Capital Improvements Reserve.

              (d) At the time of the closing of the Loan, Lender shall deposit $850,000.00 of the proceeds of the Loan into a reserve for tenant improvements and leasing commissions relating to the sub-leasing of the space (consisting of approximately 15,667 square feet of space) currently leased to Europe Craft Imports, Inc. (the "Europe Craft Space") ("TI and Leasing Reserve"). The TI and Leasing Reserve shall bear interest for the benefit of Borrower. Interest will be paid on the funds in the TI and Leasing Reserve at the "non_personal money market rate" in effect as of the first business day of each month at The Northern Trust Company or its successors. Interest on the TI and Leasing Reserve shall be calculated using the actual number of days in a month and a 365 day year and will be paid into the TI and Leasing Reserve and compounded on a monthly basis. The funds contained in the TI and Leasing Reserve shall be utilized by Borrower first solely for tenant improvements and leasing commissions for the Europe Craft Space customary in the market place. Once the Europe Craft Space has been completely sub-leased, any funds remaining in the TI and Leasing Reserve will be used for tenant improvements and leasing commissions customary in the marketplace for other space in the Property. Lender shall reimburse Borrower, or pay as directed by Borrower from the TI and Leasing Reserve for the actual cost of such tenant improvements and leasing commissions customary in the market place within 10 business days of Borrower's providing Lender with invoices or paid receipts, lien waivers and other documentation deemed reasonably necessary by Lender, which shall occur no more than once per month. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness or returned to Borrower upon payment in full of the Indebtedness. Borrower hereby grants

       Lender a security interest in the TI and Leasing Reserve and Borrower shall execute any other documents and take any other actions reasonably necessary to provide Lender with a perfected security interest in the TI and Leasing Reserve.

              (e) With respect to any disbursement pursuant to paragraphs 3(b), 3(c) or 3(d), above, if (i) the time required to complete work to be funded thereunder exceeds one month, (ii) the contractor performing such work requires periodic payments pursuant to the terms of a written contract, and (iii) the total cost of such work exceeds $50,000, a request for reimbursement or payment from the applicable reserve may be made after completion of a portion of the work under such contract, provided (u) such contract requires payment upon completion of such portion of the work, (v) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (w) all other conditions in this Mortgage for disbursement have been satisfied, (x) funds remaining in the applicable reserve are, in Lender's reasonable judgment, sufficient to complete such work and the other work when required (y) the cost of the portion of the work completed under such contract exceeds $5,000, and (z) each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor. Borrower shall not make a request for disbursements more frequently than monthly under this subsection and Lender shall not be obligated to make any disbursements if an Event of Default then exists.

4.     Use of Property.

       Unless required by applicable law, Borrower shall not permit changes in the use of any part of the Property from the use existing at the time this Mortgage was executed, which use Borrower represents and warrants is limited to offices and retail and related uses. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property or grant easements burdening the Property (other than customary utility easements necessary for the use of the Property) without Lender's prior written consent.

5.     Insurance and Condemnation.

       Borrower shall keep the Improvements insured, and shall maintain general liability coverage and such other coverages requested by Lender, in amounts at all times reasonably satisfactory to Lender provided all such policies of insurance shall be issued by insurers qualified under the laws of the state in which the Land is located, duly authorized and licensed to transact business in such state and reflecting a General Policy Rating of A-(X) or better in Best's Key Rating Guide. Existing insurance carriers (so long as they are rated A-(X)) and amounts approved by Lender as of the date hereof shall be deemed approved hereafter. Unless Borrower provides Lender with evidence of the insurance coverage required by this Mortgage, Lender may purchase insurance at Borrower's expense to protect Lender's interests in the Property and to maintain the insurance required by this Mortgage. This insurance may, but need not, protect Borrower's interests. The coverage purchased by Lender may not pay any claim made by Borrower or any claim that is made against Borrower in connection with the Property or any required insurance policy. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by this Mortgage. If Lender purchases insurance for the Property or insurance otherwise required by this Mortgage, Borrower will be responsible for the costs of that insurance, including interest and other charges imposed by Lender in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Borrower is able to obtain on its own.

       In case of loss or damage by fire or other casualty, Borrower shall give immediate written notice thereof to the insurance carrier(s) and to Lender. In the event a casualty loss or damage does not exceed $1,000,000, Borrower may settle and adjust any claim without the consent of Lender and agree with the insurance company or companies on the amount to be paid upon the loss, and Borrower is hereby authorized to collect and receipt for any such insurance proceeds, provided Borrower delivers to Lender a written undertaking to expeditiously commence and satisfactorily complete the restoration of the damage caused by such casualty in compliance with all applicable laws, rules and regulations. In the event a casualty loss or damage does exceed $1,000,000, Lender is authorized and empowered to make or file proofs of loss or damage and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Borrower, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss and the Net Proceeds (defined below) are hereby assigned to and shall be paid to Lender as further security for the payment of the Indebtedness and performance of the Obligations, subject to the second paragraph hereafter.

       Borrower shall immediately notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower shall diligently prosecute any such proceeding, collect any award or payment for damages and thereafter diligently prosecute any required restoration of the Property in compliance with all applicable laws, rules and regulations. Lender, at Lender's option, may participate with Borrower, to commence, appear in and prosecute any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking, provided such claim is for an amount equal to or greater than $1,000,000.00. The Net Proceeds (defined below) of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking in excess of $1,000,000.00, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender as further security for the payment of the Indebtedness and performance of the Obligations, subject to the following paragraph.

       Anything above the contrary notwithstanding, provided no Event of Default then exists hereunder, the net insurance proceeds and/or net proceeds of any condemnation award (in each case after deduction only of Borrower's and Lender's reasonable costs and expenses, if any, in collecting the same, the "Net
Proceeds") payable to Lender hereunder shall be made available for the restoration or repair of the Property, either by means of reimbursement to Borrower or payment as directed by Borrower for the actual cost of such restoration or repair of the Property within 10 business days of Borrower's providing Lender with paid receipts or invoices, lien waivers and other documentation deemed reasonably necessary by Lender, if, in Lender's reasonable discretion (a) restoration or repair and the continued operation of the Property is economically feasible, (b) the value of Lender's security after completion of the repairs or restoration is not materially reduced, (c) the loss or condemnation, as applicable, does not occur in the six (6) month period preceding the stated Maturity Date and Lender's independent consultant certifies that the restoration of the Property can be completed at least 90 days prior to the Maturity Date, and (d) Borrower deposits cash with Lender in an amount determined by a contractor reasonably acceptable to the parties, reasonably necessary, in addition to the Net Proceeds, to pay in full the cost of the restoration or repair. Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of Net Proceeds held by Lender hereunder that Lender shall have reasonably approved (x) all plans and specifications for any proposed repair or restoration, (y) the construction schedule and (z) the architect's and general contractor's contract for all restoration that exceeds $1,000,000.00 in the aggregate. With respect to restoration or repair projects in excess of $1,000,000, Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof. Borrower's deposits made pursuant to this paragraph shall be used before the Net Proceeds held by Lender for such restoration or repair. If the Net Proceeds are made available for restoration or repair, such work shall be completed by Borrower in a diligent fashion, and in compliance with all applicable laws, rules and regulations. At Lender's option, the Net Proceeds shall also be disbursed by Lender pursuant to a construction escrow reasonably acceptable to Lender and Borrower. If following the final payments for the completion of such restoration or repair there are any Net Proceeds remaining, such proceeds shall be paid to Borrower, provided that such restoration and repair is completed substantially in accordance with the previously approved plans, as determined in Lender's reasonable discretion. If an Event of Default then exists, or any of the conditions set forth in subparagraphs (a) through (d) of this Paragraph 5 have not been met or satisfied, the Net Proceeds held by Lender may be applied, without any prepayment penalty or fee or any Yield Maintenance Amount, as defined in the Note, to the Indebtedness, whether or not then due and payable, with any excess paid to Borrower. All covenants hereof shall be construed as affording to Lender rights additional to and not exclusive of the rights conferred under the provisions of Sections 254, 271 and 272 of the New York Real Property Law or any other applicable law of any other state. If there is a conflict between any provisions of this Mortgage and the provisions of Section 254 of the New York Real Property Law, Borrower agrees that the applicable provision of this Mortgage shall control.

       Until such time as any part or all of the Net Proceeds held by Lender are disbursed as provided hereinabove, such Net Proceeds shall be held by Lender in an interest bearing account for the benefit of Borrower. Interest will be paid on such Net Proceeds at the "non-personal money market rate" in effect as of the first business day of each month at The Northern Trust Company or its successors. Interest on such Net Proceeds shall be calculated using the actual number of days in a month and a 365 day year and will be paid to the account holding such Net Proceeds and compounded on a monthly basis.

6.     Preservation and Maintenance of Property.

       Borrower (a) shall not commit waste or permit impairment or deterioration of the Property; (b) shall not abandon the Property; (c) shall, subject to Paragraphs 3 and 5 above, as applicable, and to the extent Rents, Property revenue and casualty and/or condemnation proceeds are available, keep the Property in good repair and restore or repair promptly, in a good and workmanlike manner, all or any part of the Property to the equivalent of its original condition, ordinary wear and tear excepted, or such other condition as Lender may reasonably approve in writing, and upon any damage or loss thereto in accordance with the terms of Paragraph 5; (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property; (e) shall provide for management of the Property by Borrower or by a property manager reasonably satisfactory to Lender pursuant to a contract in form and substance reasonably satisfactory to Lender; and (f) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender if the Lender determines that the Property may be adversely affected by such appearance, appear in and defend any action or proceeding purporting to affect the Property, the security granted by the Loan Documents or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any Improvement or any fixture, equipment, machinery or appliance in or on the Land and owned or leased by Borrower except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind, without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

7.     Protection of Lender's Security.

       If Borrower fails to pay the Indebtedness or perform the Obligations after the expiration of any applicable notice or cure period, or if any action or proceeding is commenced which materially affects the Property or Lender's interest therein and Borrower fails to promptly take appropriate action, as reasonably determined by Lender, then Lender, at Lender's option, may make such appearances, disburse such sums and take such action as Lender deems necessary, in its reasonable discretion, to protect the Property or Lender's interest therein, including lawful entry upon the Property to make repairs and perform environmental tests and studies. Lender shall give Borrower reasonable notice of all such appearances, disbursements and actions, which may be before or after any such appearance, disbursement or action, as appropriate. Any amounts disbursed by Lender pursuant to this Paragraph 7 (including attorneys' costs and expenses), shall bear interest thereon at the "Default Rate" (defined in the
Note) from the date of disbursement, shall become additional Indebtedness of Borrower secured by the Loan Documents and shall be due and payable on demand. Nothing contained in this Paragraph 7 shall require Lender to incur any expense or take any action hereunder. With respect to the foregoing, reference is made to Section 291-f of the New York Real Property Law and the benefits of such
Section 291-f shall apply hereto.

8.     Inspection.

       Lender and its agents and designees may make or cause to be made reasonable lawful entries upon and inspections of the Property (subject to the rights of tenants), including for performing any environmental inspections and testing of the Property, and inspections of Borrower's books, records, and contracts at all reasonable times upon reasonable advance notice. Borrower shall cooperate with Lender and its agents and designees with respect to all such inspections, including any related to the sale or potential sale of all or any portion of the Loan by Lender and any securitization or potential securitization involving the Loan.

9.     Books and Records.

       Borrower shall keep and maintain at all times at Borrower's address stated above, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, Leases and other instruments affecting the Property.

10.    Financial Statements.

       Borrower shall furnish to Lender, within 45 days after the end of each fiscal quarter of the operation of the business of Borrower and at any other time upon five (5) business days of Lender's written request (provided Lender shall not make such request more than two (2) times in any twelve (12) month period), a balance sheet and a statement of income and expenses of the Property, each in reasonable detail, prepared in accordance with sound accounting principles customarily used in the real estate industry and consistently applied and certified as true and complete by Borrower or its general partner or chief financial officer. Borrower shall also furnish to Lender, and shall cause each Principal to furnish to Lender, within 60 days after the end of each fiscal year of Borrower, a balance sheet, a statement of income and expenses and a statement of cash flows, each in reasonable detail, prepared in accordance with sound accounting principles customarily used in the real estate industry and consistently applied and certified as true and complete by Borrower or its general partner or chief financial officer and each Principal, as the case may be. Borrower shall furnish, together with the foregoing quarterly financial statements and at any other time upon five (5) business days of Lender's written request (provided Lender shall not make such request more than two (2) times in any twelve (12) month period), (a) a rent roll for the Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid to date, and the security deposit being held for such tenant, (b) a leasing activity report for the Property during such fiscal quarter, (c) a capital expenditure report indicating the type and amount of each capital expenditure made during such fiscal quarter, and (d) any other information that Lender may reasonably require, all of the foregoing shall be certified as true and complete by Borrower or its general partner or chief financial officer. In addition, Borrower shall cause each Principal to provide to Lender a draft copy of his/her/its financial statements prepared in accordance with sound accounting principles consistently applied, certified by such Principal to be a true and complete copy of such financial statements and in form reasonably satisfactory to Lender, within 60 days of the end of each calendar year with a final version of such Principal's financial statements to be provided within 90 days of the end of such calendar year. All of the information required by Lender in this paragraph must be in form acceptable to Lender in its reasonable discretion. If Borrower fails to timely furnish Lender with any of the financial information and reports set forth in this paragraph within the required time periods, Lender shall have the right, acting in its sole discretion, to hire a certified public accounting firm acceptable to Lender, to prepare such financial information and reports in accordance with generally accepted accounting principles, on an audited basis. The costs and expenses of such accounting firm shall be paid by Borrower on demand and, to the extent advanced by Lender become additional Indebtedness of Borrower secured by the Loan Documents, with interest thereon from the date advanced by Lender at the Default Rate. Additionally, if Borrower fails to timely furnish Lender with any of the financial information and reports set forth in this paragraph within the required time periods, Lender shall be entitled to receive a late charge equal to $500.00 for each financial information and/or report not so furnished to Lender (the "Financial Late Charge"). The Financial Late Charge shall be due and payable by Borrower within five (5) business days after receipt by Borrower of an invoice for same from Lender and until paid, the Financial Late Charge shall bear interest at the Default Rate, and shall be deemed additional Indebtedness of Borrower secured by the Loan Documents.

11.    Hazardous Materials.

       Borrower covenants and agrees that it (a) shall not use, generate, store, or allow to be generated, stored or used, any "Hazardous Materials" (hereinafter defined) on the Property, except in the ordinary course of Borrower's business and in accordance with all "Environmental Laws" (hereinafter defined), (b) shall at all times maintain the Property in full compliance with all applicable Environmental Laws, including timely remediating the Property if and when required, and (c) shall reasonably cause compliance by all tenants and sub-tenants on the Property with Borrower's covenants and agreements contained in this Paragraph 11. Notwithstanding the foregoing, Lender acknowledges that Borrower has informed it in writing of certain currently existing conditions on or about the Property.

       Upon obtaining knowledge thereof, Borrower shall promptly notify Lender in writing of (i) any investigation, claim or other proceeding by any party caused or threatened in connection with any Hazardous Materials on the Property, or the failure or alleged failure of the Property to comply with any applicable Environmental Laws, or (ii) Borrower's discovery of any condition on or in the vicinity of the Property that could cause the Property to fail to comply with applicable Environmental Laws.

       The term "Environmental Laws" shall include any federal, state or local laws or regulations relating to health, safety or protection of the environment. The term "Hazardous Materials" shall include Hazardous Substances, as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq., any petroleum or petroleum products (excluding a small quantity of gasoline and oil used in maintenance equipment on the Property), asbestos or asbestos containing material, or any other hazardous substances, hazardous wastes or hazardous materials as defined by other Environmental Laws.

12.    Representations and Covenants.

              (a) If Borrower is a corporation, it represents that it is a corporation duly organized, existing and in good standing under the laws of its state of incorporation, that it is duly qualified and in good standing under the laws of the state where the Land is located, and that the execution and delivery of the Loan Documents and the performance of the obligations thereunder are within Borrower's corporate powers, have been duly authorized by all necessary action of its board of directors, and do not contravene the terms of its articles of incorporation or by-laws.

              (b) If Borrower is a general or limited partnership or a limited liability company, it represents that it is duly formed, organized and existing in the state of its formation, that it is qualified to do business under the laws of the state where the Land is located, and that the execution and delivery of the Loan Documents and the performance of the obligations thereunder do not conflict with any provision of Borrower's partnership agreement or operating agreement, as applicable, and all other certificates and agreements governing Borrower, and have been duly authorized by all necessary action of its partners or members.

              (c) Borrower represents that, to the best of Borrower's knowledge,
       (i) the execution and delivery of the Loan Documents, the payment of the Indebtedness, and the performance of the Obligations do not violate any law or conflict with any agreement or court order by which Borrower is bound, (ii) no consent or approval of any governmental authority or any third party is required for the execution or delivery of the Loan Documents, the payment of the Indebtedness, and the performance of the Obligations, and (iii) the Loan Documents are valid and binding agreements, enforceable in accordance with their terms.

              (d) Borrower represents that (i) it is lawfully seized with fee simple title in the estate hereby conveyed; (ii) it has the right to mortgage, convey, assign and grant a first security interest in the Property; (iii) the Property is unencumbered, and Borrower will warrant and defend title to the Property against all claims and demands, subject to encumbrances (including the Existing Mortgages), easements and restrictions listed in a schedule of exceptions to coverage in the title insurance policy accepted by Lender insuring Lender's interest in the Property; and (iv) it has no operations, assets or activities other than the Property.

              (e) Borrower represents and covenants that to the best of Borrower's knowledge after due investigation (i) all material licenses, permits, approvals, franchises, and certificates, including certificates of completion and occupancy permits, required by law or regulation for the ownership and operation of the Property have been obtained and are and shall remain in full force and effect; and (ii) the use and occupancy of the Property is and shall remain in compliance with all laws.

              (f) Borrower represents that to the best of Borrower's knowledge all of the improvements on the Land lie wholly within the boundaries of and building line restrictions relating to the Land and no improvements located on adjoining lands encroach upon the Land so as to affect the value or marketability of the Property, except those which are insured against by the title insurance policy accepted by Lender insuring Lender's interest in the Property.

              (g) None of Borrower, any Principal, or to the best of Borrower's knowledge after due investigation, any other holder of a direct or indirect legal or beneficial interest in Borrower is or will be, held, directly or indirectly, by a "foreign corporation," "foreign partnership," "foreign trust," "foreign estate," "foreign person," "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of IRC Sections 897 and 1445, the Foreign Investments in Real Property Tax Act of 1980, the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, the regulations promulgated pursuant to such acts or any amendments to such acts.

              (h) None of Borrower or any Principal is insolvent, and there has been no (i) assignment made for the benefit of the creditors of any of them, (ii) appointment of a receiver for any of them or for the properties of any of them, or (iii) any bankruptcy, reorganization, or liquidation proceeding instituted by or against any of them.

              (i) There has been no material adverse change in the representations made or information heretofore supplied by or on behalf of Borrower or any Principal in connection with the Loan as to Borrower, any Principal, or the Property.

              (j) Except as previously disclosed in the title report on the Property delivered to Lender in connection with the Loan, there is no litigation, arbitration, or other proceeding or governmental investigation pending or, to Borrower's knowledge, threatened against or relating to Borrower, any Principal, or the Property.

              (k) The proceeds evidenced by the Note will be used by Borrower solely and exclusively for proper business purposes and will not be used for the purchase or carrying of registered equity securities within the purview and operation of any regulation issued by the Board of Governors of the Federal Reserve System or for the purpose of releasing or retiring any indebtedness which was originally incurred for any such purpose.

              (l) Borrower represents and covenants that all Leases of space in the Property existing as of the date hereof are in writing.

              (m) Borrower covenants that, after closing, Lender shall be allowed to advertise in the various news or financial media that Lender has provided the Loan to Borrower.

              (n) Borrower represents and covenants that it does not have and will not incur any other indebtedness other than (i) the Indebtedness,
       (ii) trade payables incurred in the ordinary course of business and (iii) an unsecured lien of working credit, on terms reasonably acceptable to Lender, in an amount not to exceed $1,280,000.

              (o) Borrower has made an assessment of the microchip and computer-based systems and the software used in its business and based upon such assessment believes that it will be Year 2000 Compliant by January 1, 2000. "Year 2000 Compliant" means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of, Borrower are able to interpret, store, transmit, receive and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates in and after the calendar year 2000. From time to time, at the request of Lender, Borrower shall provide to Lender such updated information as is requested regarding its efforts to become Year 2000 Compliant.

13. Leases of the Property/Absolute Assignment, License to Receive and Apply Rents.

       The parties intend that this Mortgage grants a present, absolute, and unconditional assignment of the Rents and shall, immediately upon execution, give Lender the right to collect the Rents and to apply them in payment of the principal, interest and all other sums payable under the Loan Documents. Such assignment and grant shall continue in effect until the Indebtedness is paid in full and all Obligations are fully satisfied. Subject to the provisions set forth herein and provided there is no Event of Default, Lender grants to Borrower a revocable license to enforce the Leases and collect the Rents as they become due (excluding, however, any Lease termination, cancellation, option or similar payments, (unless Borrower is simultaneously entering into a lease for the space surrendered with a tenant of equal or greater creditworthiness and upon terms and conditions at least as favorable to the Borrower as the terminated Lease, or unless such Lease is a Minor Lease, as defined below) which Borrower agrees shall be held in trust and turned over to Lender for credit to principal under the Loan, without payment of any prepayment penalty, fee or Yield Maintenance Amount) and Borrower shall hold the same, in trust, to be applied first to the payment of all impositions, levies, taxes, assessments and other charges upon the Property (subject to Paragraph 3 above), second to maintenance of insurance policies upon the Property required hereby, third to the expenses of Property operations, including maintenance and repairs required hereby (subject to Paragraphs 3 and 5 above), fourth to the payment of that portion of the Indebtedness then due and payable, and fifth, the balance, if any, to or as directed by Borrower. Borrower shall deliver such Rents to Lender as are necessary for the payment of principal, interest and other sums payable under the Loan Documents as such sums become due.

       Borrower shall comply with and observe Borrower's obligations as landlord under all Leases. After the date hereof, Borrower shall not, without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed, execute or materially modify or amend any commercial Lease, other than self storage leases or leases of less than 15,000 rentable square feet (a "Minor Lease"). Other than with respect to Minor Leases, Borrower shall not, without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed, cancel or terminate any Lease or accept a surrender thereof unless Borrower is simultaneously entering into a lease for the space surrendered with a tenant of equal creditworthiness and upon terms and conditions at least as favorable to the Borrower as the Lease terminated. All Leases and amendments thereto shall be on the form of lease previously approved by Lender with such changes as are reasonably required by tenants and approved by Borrower, as landlord, exercising prudent leasing standards. The current form of Lease is acceptable to Lender. All commercial Leases, including self storage leases, executed or renewed after the date hereof shall provide for rental rates comparable to existing local market rates and shall be arm's length transactions. Borrower shall not be authorized to enter into any ground lease of the Property without Lender's prior written approval. If Lender consents to any new Lease or the renewal of any existing Lease, at Lender's written request,
Borrower  shall  cause  the  tenant   thereunder  to  execute  a  subordination,
non-disturbance and attornment agreement in form and substance reasonably satisfactory to Lender contemporaneously with the execution of such Lease. Borrower, at Lender's written request, shall furnish Lender with executed copies of all Leases. All Leases other than for space in the Property shall be terminable on not less than 90 days' notice, unless approved in writing by Lender prior to Borrower's execution thereof. Any requested consent or approval of Lender hereunder shall be deemed approved if not denied in writing within ten
(10) business days after the date on which Lender receives such request and all information reasonably necessary to consider such request, provided that if Lender has not requested such information within ten (10) days after the date on which Lender receives such request, such consent or approval shall be deemed approved.

       Until Lender takes title to or possession or control of the Property by foreclosure, mortgagee in possession or otherwise, this Mortgage shall not make Lender responsible for the control, care, management, or repair of the Property or any personal property or for the carrying out of any of the terms of the Leases. Until Lender takes title to or possession or control of the

Property by foreclosure, mortgagee in possession or otherwise, Borrower hereby acknowledges and agrees: (i) Borrower is and will remain liable under the Leases to the same extent as though this Mortgage had not been made; and (ii) Lender has not by this Mortgage assumed any of the obligations of Borrower under the Leases, except as to such obligations which arise after such time as Lender shall have taken title to or possession or control of the Property by foreclosure, mortgagee in possession or otherwise. Until Lender takes title to or possession or control of the Property by foreclosure, mortgagee in possession or otherwise, Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm, or corporation in or about the Property, except to the extent any such injury or damage is caused by Lender's gross negligence or willful misconduct. Until Lender takes title to or possession or control of the Property by foreclosure, mortgagee in possession or otherwise, this Mortgage shall not be deemed to impose upon Lender any of the obligations or duties of the landlord or Borrower provided in any Lease.

14.    Estoppel Certificate.

       Borrower shall, within 10 days after Lender's written request, furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by the Loan Documents and any right of set-off, counterclaim or other defense which exists against such sums and the Obligations.

15.    Transfers of the Property or Beneficial Interest in Borrower; Assumption.

       (a) Except as permitted in Paragraphs 15(b) and 15(c) below, Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell or transfer the Property or any part thereof or any interest therein;

       (b) a sale or transfer of the Property within the meaning of this Paragraph 15 shall be deemed to include, (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to all or substantially all of the Leases or Rents; (iii) if Borrower, or if any general partner or managing member of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of more than 49% of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) whether in one transfer or a series of transfers or the creation or issuance of new stock by which an aggregate of more than 49% of such corporation's stock shall be vested in a party or parties who are not now stockholders whether in one transfer or a series of transfers; (iv) if Borrower or any general partner or managing member of Borrower is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner, or the transfer or pledge of the partnership interest of any general partner or managing partner of such partnership or any profits or proceeds relating to such partnership interest or the transfer of more than 49% in the aggregate of any limited partnership interests in such partnership whether in one transfer or a series of transfers; (v) if Borrower or any general partner or managing member of Borrower is a limited liability company, the change, removal or resignation of the managing member of such company or any profits or proceeds relating to such membership interest or the transfer of more than 49% in the aggregate of any membership interests in such company whether in one transfer or a series of transfers; and (vi) without limitation to the foregoing, except as permitted in (iii) (iv) and (v) above, any voluntary or involuntary sale, transfer, conveyance or pledge by any person or entity which directly or indirectly controls Borrower (by operation of law or otherwise) of its direct or indirect controlling interest in Borrower.

       (c) Anything herein to the contrary notwithstanding, the following transfers shall be permitted:

       (i) a Family Member Transfer. The transfer of any direct or indirect interest in any partner of Borrower may without the prior consent of Lender, be made provided that such transfer shall be to an Immediate Family Member or shall be a transfer of any limited partnership interest in a limited partner of Borrower by a limited partner thereof; provided that any such transfer shall not result in a termination of Borrower or a change in the management and control of Borrower. For purposes hereof, "Immediate Family
              Member" shall mean with respect to any individual, such individual's parents, a current or former spouse, siblings or children or any trust for the benefit of, or other entity wholly owned by, such individual or such individual's parents, current or former spouse, siblings or children; or

       (ii) a Special Transfer. For purposes hereof, "Special Transfer" shall mean a sale or transfer of the Property to a transferee (a "Permitted Transferee") which shall assume in writing all of the obligations of Borrower under the Loan and provided that:

                     (1) no Event of Default  or event  which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

                     (2) the  Permitted  Transferee  and  Principal  shall  be a reputable entity or person of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as reasonably determined by Lender;

                     (3) the Permitted Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Property satisfactory to Lender in its reasonable discretion and Lender shall be provided with reasonable evidence thereof (and reserves the right to approve the Permitted Transferee without approving the substitution of the property manager, if any);

                     (4) Lender shall have received evidence in writing from any applicable rating agencies to the effect that such a sale and assumption of the Loan by such purchaser will not result in a qualification, withdrawal or downgrade of the ratings in effect immediately prior to such sale for any securities issued in connection with any securitization of the Loan which are then outstanding;

                     (5) the Permitted Transferee shall have executed and delivered to Lender an assumption agreement in form and substance reasonably acceptable to Lender, evidencing such Permitted Transferee's agreement to abide and be bound by the terms of the Note, this Mortgage and the other Loan Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Lender;

                     (6) Lender shall have received  payment of a transferee fee in an amount equal to one percent (1.0%) of the outstanding principal balance of the Indebtedness; and

                     (7) Lender shall have received payment of all costs and expenses incurred by Lender in connection with such assumption (including reasonable attorney's fees and costs),

              provided further, however, that the right to effectuate a Special Transfer shall only be available in connection with the first three (3) sales or transfers of the Property subsequent to the closing of the Loan; or

       (iii) an Affiliate Transfer. For purposes hereof, "Affiliate Transfer" shall mean a sale or transfer of the Property to a transferee (an "Affiliate Transferee") which shall assume in writing all of the obligations of Borrower under the Loan with no release of Principals and provided that:

                     (1) no Event of Default  or event  which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

                     (2) the Affiliate Transferee shall be a reputable entity or person of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as reasonably determined by Lender;

                     (3) such Affiliate Transferee is either a limited partnership or limited liability company of which Robert F. Gossett, Jr. is the general partner or managing member, respectively, or some other entity directly or indirectly controlled by Robert F. Gossett, Jr.;

                     (4) Lender shall have received evidence in writing from any applicable rating agencies to the effect that such a sale and assumption of the Loan by such purchaser will not result in a qualification, withdrawal or downgrade of the ratings in effect immediately prior to such sale for any securities issued in connection with any securitization of the Loan which are then outstanding;

                     (5) the Affiliate Transferee shall have executed and delivered to Lender an assumption agreement in form and substance reasonably acceptable to Lender, evidencing such Affiliate Transferee's agreement to abide and be bound by the terms of the Note, this Mortgage and the other Loan Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Lender; and

                     (6) Lender shall have received payment of all costs and expenses incurred by Lender in connection with such assumption (including reasonable attorney's fees and costs).

              provided further, however, that the right to effectuate an Affiliate Transfer shall only be available in connection with the first three such transfers subsequent to the closing of the Loan.

16.    No Additional Liens.

       Borrower covenants not to execute any mortgage, security agreement, assignment of leases and rents or other agreement granting a lien (except the liens granted to Lender or permitted by the Loan Documents) or, except as set forth in Paragraph 2 above, take or fail to take any other action which would result in a lien against the Property or the interest of Borrower in the Property without the prior written consent of Lender, provided, however, that in the case of an involuntary lien, Borrower shall have 10 days after prior written notice from Lender to remove, bond over or otherwise satisfy such lien.

17.    Single Asset Entity.

       Borrower shall not hold or acquire, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the Property, or become a shareholder of or member or partner in any entity that acquires or holds any property other than the Property, until such time as the Indebtedness has been fully repaid and all Obligations are satisfied. Borrower's articles of incorporation, partnership agreement or operating agreement, as applicable, limit its purpose to the acquisition, operation and disposition of the Property, and such purposes shall not be amended without the prior written consent of Lender. Borrower covenants:

              (a) To maintain its assets, accounts, books, records, financial statements, stationery, invoices, and checks separate from and not commingled with any of those of any other person or entity;

              (b) To conduct its own business in its own name, pay its own liabilities out of its own funds, pay the salaries of its own employees, allocate fairly and reasonably any overhead for shared employees and office space, and to maintain an arm's-length relationship with its affiliates;

              (c) To hold itself out as a separate entity, correct any known misunderstanding regarding its separate identity, maintain adequate capital in light of its contemplated business operations, and observe all organizational formalities;

              (d) Not to amend its organizational documents without Lender's approval;

              (e) Not to guarantee or become obligated for the debts of any other entity or person or hold out its credit as being available to satisfy the obligations of others, including not acquiring obligations or securities of its partners, members or shareholders; and

              (f) Not to pledge its assets for the benefit of any other entity or person or make any loans or advances to any person or entity.

18.    Borrower and Lien Not Released.

       Without affecting the liability of Borrower or any other person liable for the payment of the Indebtedness, and without affecting the lien or charge of this Mortgage as security for the payment of the Indebtedness, Lender may, from time to time and without notice to any junior lien holder or holder of any right or other interest in and to the Property: (a) release any person so liable, (b) waive or modify any provision of this Mortgage or the other Loan Documents or grant other indulgences, (c) release all or any part of the Property, (d) take additional security for any obligation herein mentioned, (e) subordinate the lien or charge of this Mortgage, (f) consent to the granting of any easement, or
(g) consent to any map, plat or plan of the Property.

19.    Uniform Commercial Code Security Agreement.

       This Mortgage shall constitute a security agreement pursuant to the Uniform Commercial Code for any of the items specified herein as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Mortgage in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Lender shall have the remedies of a secured party under the Uniform Commercial Code.

20.    Events of Default; Acceleration of Indebtedness; Remedies.

       The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Mortgage:

              (a) failure of Borrower to pay, within 10 days of the due date, any of the Indebtedness, including any payment due under the Note or any other Loan Documents; or

              (b) failure of Borrower to strictly comply with Paragraphs 11, 15, 16 and 17 of this Mortgage; or

              (c) a petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any Principal (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within 90 days of its filing), or a custodian, receiver or trustee for any of the Property is appointed, or Borrower or any Principal makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or an attachment or execution is levied against any of the Property not discharged within 90 days; or

              (d) the occurrence of an "Event of Default" under and as defined in any other Loan Document; or

              (e) Borrower is in default in the payment of any material indebtedness (other than the Indebtedness) and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or

              (f) any statement, report or certificate made or delivered to Lender by Borrower or any Principal is not materially true and complete when made; or

              (g) failure of Borrower, within 30 days after written notice and demand from Lender, to satisfy each and every Obligation, other than those set forth in the subparagraphs above; provided, however, if such failure to satisfy such Obligation cannot by its nature be cured within 30 days, and if Borrower commences to cure such failure promptly after written notice thereof and thereafter diligently pursues the curing thereof (and then in all events cures such failure within 60 days after the original notice thereof unless further extended as reasonably determined by Lender) Borrower shall not be in default hereunder during such period of diligent curing.

       Upon the occurrence of an Event of Default, the Indebtedness, at the option of the Lender, shall become immediately due and payable without notice to Borrower, and Lender shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

21.    Entry; Foreclosure; Remedies.

       Upon the occurrence of an Event of Default, (a) Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession, or to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Property, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower; and
(b) if Borrower shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession or requiring the delivery to Lender of the Property, and Borrower specifically consents to the entry of such judgment or decree. Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Property and conduct the business thereof. Lender shall have no liability for any loss, damage, injury, cost or expense resulting from any action or omission by it or its representatives which was taken or omitted in good faith.

       When the Indebtedness or any part thereof shall become due, whether by acceleration or otherwise, Lender may, either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy to (a) enforce payment of the Note or the performance of any term, covenant, condition or agreement of Borrower under any of the Loan Documents, (b) foreclose the lien hereof for the Indebtedness or part thereof and sell the Property as an entirety or otherwise, as Lender may determine, and/or (c) pursue any other right or remedy available to it under or by the law and decisions of the State in which the Property is located. The failure to join any tenant or tenants of the Property as a party defendant in any foreclosure action or the failure of any such order or judgment to foreclose their rights shall not be asserted by the Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof, any statute or rule of law at any time existing to the contrary notwithstanding.

       Upon any foreclosure sale, Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.

       Upon the occurrence of an Event of Default, then, without further notice to or the consent of Borrower, Lender shall be entitled to exercise all of the rights and remedies contained in this Mortgage or in any other Loan Document or otherwise available at law or in equity including the right to do any one or more of the following:

              (a) To lawfully enter upon, take possession of and manage the Property for the purpose of collecting the Rents;

              (b) To require Borrower to hold all Rents collected in trust for the benefit of Lender;

              (c) Dispossess by the usual summary proceedings any Tenant defaulting in the payment of Rent to Borrower;

              (d) Lease the Property or any part thereof;

              (e) Repair, restore, and improve the Property;

              (f)  Apply  the  Rent  after  payment  of  Property   expenses  as
       determined by Lender to Borrower's indebtedness under the Loan Documents; and

              (g) Apply to any court of competent jurisdiction for specific performance of this Mortgage, an injunction against the violation hereof and/or the appointment of a receiver.

       In any action to foreclose the lien or liens of this Mortgage, including a partial foreclosure, no defense, counterclaim (other than a mandatory or compulsory counterclaim), or setoff shall be available to the Borrower other than one which (i) asserts that all moneys owed have been paid, (ii) denies the existence or sufficiency of the facts upon which the action is grounded or (iii) raises an issue concerning the priority of liens or the statute of limitations or other bar to an action based on the passage of time. If any defense, counterclaim (other than a mandatory or compulsory counterclaim) or setoff, other than one permitted by the preceding sentence, is timely raised in such foreclosure action, such defense, counterclaim, or setoff shall be dismissed; provided, however, that if such defense, counterclaim or setoff is based on a claim which could be tried in an action for money damages, such claim may be brought in a separate action which shall not thereafter be consolidated with such foreclosure action. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying the foreclosure action. Any assignee of this Mortgage and the Note shall take the same free and clear of all offsets, counterclaims, or defenses which are unrelated to such documents which the Borrower may have against any assignor of this Mortgage and the Note, other than one permitted by the first sentence of this paragraph, and no such unrelated offset, counterclaim, or defense shall be interposed or asserted by the Borrower against any such assignee in any action or proceeding brought by any such assignee upon this Mortgage or the Note and any such right to interpose or assert any such offset, counterclaim, or defense against such assignee in any such action or proceeding is hereby expressly waived by the Borrower. In addition, the Borrower shall not make, nor be entitled to make, any claim for money damages against the Lender based upon any claim or assertion that the Lender has unreasonably withheld or delayed the Lender's consent and/or approval with respect to any provisions contained in the Note, this Mortgage or any other document which provides, in effect, that the Lender's consent and/or approval is required and shall not be unreasonably withheld or delayed, except that nothing herein shall prevent a claim for direct monetary damages in the event Lender or its agents have been grossly negligent or guilty of fraudulent or illegal acts or willful misconduct. The Borrower's sole remedy in such event shall be limited to an action or proceeding to enforce any such provision pursuant to specific performance, injunction, or declaratory judgment (except in the event of such gross negligence or willful misconduct.)

       Any sale of the Property or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to foreclosure or power of sale or otherwise, shall forever be a perpetual bar against the Borrower's right to reacquire the Property.

         If the unpaid principal amount of and the premium, if any, and interest on the Note at the time outstanding shall have become due and payable and shall not have been paid when due after any applicable notice and cure period, the Lender may sell, assign, transfer and deliver the whole or, from time to time, any part of the Property, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Lender in its sole discretion may determine, or as may be required by law or permitted herein. The Lender is hereby granted a power of sale with respect thereto.

22.    Expenditures and Expenses.

       In any civil action to foreclose the lien hereof or otherwise enforce Lender's rights, there shall be allowed and included as additional Indebtedness in the order or judgment for foreclosure and sale or other order all expenditures and expenses which may be paid or incurred by or on behalf of Lender, including attorneys' fees, costs and expenses, receiver's fees, costs and expenses, appraiser's fees, engineers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimates as to items to be expended after entry of said order or judgment) of procuring all such abstracts of title, title searches and examination, title insurance policies, Torrens' Certificates and similar data and assurances with respect to the title as Lender may deem reasonably necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Property (said expenditures and expenses are hereinafter collectively referred to as the "Reimbursable Expenses"). All Reimbursable Expenses, and such costs, expenses and fees as may be incurred by Lender at any time or times hereafter in the protection of the Property, in maintaining required insurance, in enforcing the Obligations, and/or the maintenance of the lien established by any of the Loan Documents, including accountants' and attorneys' fees, costs and expenses in any advice, litigation, or proceeding affecting the Loan Documents or the Property, whether instituted by Lender, Borrower or any other party, or in preparation for the commencement or defense of any action or proceeding or threatened action or proceeding, shall be immediately due and payable to Lender by Borrower, with interest thereon at the Default Rate after the expiration of any applicable notice and cure period as provided herein and as set forth in the Note, and shall be secured by the Loan Documents. In addition, Borrower shall be liable for the payment of all commissions and brokerage fees relating to the Loan.

23.    Application of Proceeds of Foreclosure Sale.

       The proceeds of any foreclosure sale of the Property shall be distributed and applied in the order of priority set forth in the Note with the excess, if any, being applied to any parties entitled thereto as their rights may appear.

24.    Appointment of Receiver or Mortgagee in Possession.

       If an Event of Default is continuing or if Lender shall have accelerated the Indebtedness, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without further notice, and without regard to the occupancy or value of any security for the Indebtedness or the insolvency of any party bound for its payment, to the appointment of a receiver or the appointment of Lender to take possession of and to operate the Property, and to collect and apply the rents, issues, profits and revenues thereof.

25.    Forbearance by Lender Not a Waiver.

       Any forbearance by Lender in exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Lender's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Indebtedness, nor shall Lender's receipt of any awards, proceeds or damages under Paragraph 5 hereof operate to cure or waive Borrower's default in payment of sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing by Lender shall be effective against Lender.

26.    Waiver of Statute of Limitations.

       Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by any of the Loan Documents.

27.    Waiver of Homestead and Redemption.

       Borrower hereby waives all right of homestead exemption in the Property. Borrower hereby waives all right of redemption on behalf of Borrower and on behalf of all other persons acquiring any interest or title in the Property subsequent to the date of this Mortgage, except decree or judgment creditors of Borrower.

28.    Jury Trial Waiver.

       BORROWER AND LENDER BY ITS ACCEPTANCE OF THIS MORTGAGE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, OR ARISING OUT OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER REPRESENT AND WARRANT THAT EACH HAS HAD THE OPPORTUNITY TO REVIEW THIS JURY WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

29.    Notice.

       Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in the Loan Documents shall be given by sending such notice by Federal Express or any other overnight carrier addressed to Borrower at Borrower's address stated above or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given by Federal Express or any other overnight carrier to Lender's address stated above or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in the Loan Documents shall be deemed to have been given to Borrower or Lender on the first business day following such sending in the manner designated herein.

30.    Successors  and  Assigns  Bound;  Joint and  Several  Liability;  Agents;
       Captions.

       The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of Paragraph 15 hereof. In exercising any rights under the Loan Documents or taking any actions provided for therein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

31.    Governing Law; Severability.

       This Mortgage shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Illinois without regard to conflicts of law principles, provided, however, that to the extent the mandatory provisions of the laws of another jurisdiction relating to (i) the perfection or the effect of perfection or non-perfection of the security interests in any of the Property, (ii) the lien, encumbrance or other interest in the Property granted or conveyed by this Mortgage, or (iii) the availability of and procedures relating to any remedy hereunder or related to this Mortgage are required to be governed by such other jurisdiction's laws, such other laws shall be deemed to govern and control. The invalidity, illegality or unenforceability of any provision of this Mortgage and the Loan Documents shall not affect or impair the validity, legality or unenforceability of the remainder of this Mortgage and the other Loan Documents, and to this end, the provisions of this Mortgage and the other Loan Documents are declared to be severable.

32.    Release.

       Upon payment of all sums secured by this Mortgage, Lender shall release this Mortgage. Borrower shall pay Lender's reasonable costs incurred in releasing this Mortgage and any financing statements related hereto.

33.    Terms.

       As used in the Loan Documents, (i) "business day" means a day when banks are not required or authorized to be closed in Chicago, Illinois; and (ii) the words "include" and "including" shall mean "including but not limited to" unless specifically set forth to the contrary. All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Note and/or the other Loan Documents.

34.    Loss of Note.

       Upon notice from Lender of the loss, theft, or destruction of the Note and upon receipt of indemnity from Lender reasonably satisfactory to Borrower, or in the case of mutilation of the Note, upon surrender of the mutilated Note, Borrower shall make and deliver a new note of like tenor in lieu of the then to be superseded Note.

35.    Exculpation.

       This Mortgage and other Loan Documents and all of Borrower's obligations hereunder and thereunder are subject to the provisions of Paragraph 10 of the Note entitled Exculpation and which are incorporated herein and therein by this reference.

36.    Disclosure of Information.

       Lender shall have the right (but shall be under no obligation) to make available to any necessary and appropriate party for the purpose of granting participations in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any foreclosure sale of the Property) any and all information which Lender may have with respect to the Property and Borrower, whether provided by Borrower, any Principal or any third party or obtained as a result of any environmental assessments. Borrower agrees that Lender shall have no liability whatsoever as a result of delivering any such information to any third party, and Borrower, on behalf of itself and its successors and assigns, hereby releases and discharges Lender from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party.

37.    Sale of Loan; Securitization.

       Lender, at any time and without the consent of Borrower or any Principal, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Mortgage and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In addition, at any time and without the consent of Borrower or any Principal, Lender may securitize the Loan. Borrower covenants to reasonably cooperate with Lender's efforts in the sale or rating and securitization of the Loan; such cooperation includes Borrower's obligation to (a) make non-material modifications of the Loan Documents (such modifications shall not increase the amount of the Indebtedness), (b) provide additional information regarding Borrower's financial statements, (c) deliver updated information regarding Borrower and the Property, (d) review Lender's securitization offering materials to the extent such materials relate to Borrower, the Property or the Loan and (e) reasonably respond to any inquiries of Lender or other party relating thereto; provided such cooperation does not require Borrower to incur any cost or expense, or Lender has advanced funds to cover such costs and expenses. Borrower agrees to represent and warrant the absence of misstatements and/or omissions in the information relating to Borrower, the Property and the Loan that is contained in the offering materials and which has been furnished to or approved by Borrower. Borrower shall not be liable for Lender's post-closing costs incurred pursuant to any sale or securitization of the Loan by Lender.

38.    Exhibits and Riders.

       The  following   Exhibits  and  Riders  (which  may  contain   additional
representations, warranties, and covenants) are attached to this Mortgage and hereby made a part of this Mortgage: Exhibit A (legal description for Land).

39.    Lien Law.

       Pursuant to Section 13 of the New York Lien Law, Borrower shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Property before using any part of the total of the same for any other purpose. Borrower will indemnify and hold Lender harmless against any loss or liability, cost or expense, including, without limitation, any judgments, attorney's fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Borrower of any applicable lien law including, without limitation, any section of Article 3-A of the New York Lien law.

40.    Property Improvements.

       The Property is not principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each dwelling unit having its own separate cooking facilities.

41.    Consolidation.

       This Mortgage is intended to amend and restate in their entirety the provisions of the Existing Mortgages, but the execution and delivery of this Mortgage shall not in any way be deemed to create a new principal indebtedness or impair the liens of the Existing Mortgages. Borrower and Lender certify that
(a) this Mortgage secures the principal indebtedness that is secured by the Existing Mortgages and secures no further or other principal indebtedness or obligation and (b) the maximum aggregate principal amount secured hereby at the execution hereof, or which under any contingency may be secured hereby at any time, is $32,000,000.

       IN WITNESS WHEREOF, Borrower has executed this Mortgage or has caused the same to be executed by its representatives thereunto duly authorized.

                                      BORROWER:

                                      475 Fifth  Avenue Limited  Partnership,
                                      a  Delaware limited partnership

                                      By:  475 Fifth-GP, Inc.,  a Delaware
                                           corporation, its sole general partner

                                           By: _________________________________
                                           Name: _______________________________
                                           Its: ________________________________





STATE OF ____________      )
                           ) SS
COUNTY OF __________       )

       I, ____________________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ___________________, the __________ president of 475 Fifth_GP, Inc., a Delaware corporation ("Corporate G.P.") and the general partner in 475 Fifth Avenue Limited Partnership, a Delaware limited partnership, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer in such Corporate G.P., appeared before me this day in person and acknowledged that (he/she) signed and delivered the said instrument as (his/her) own free and voluntary act, as the free and voluntary act of Corporate G.P., and as the free and voluntary act of said limited partnership, for the uses and purposes therein set forth.

       GIVEN under my hand and Notarial Seal this ____ day of _______________, 1999.


                                                  ------------------------
                                                      Notary Public

My Commission Expires:

----------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION